SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 30, 2004

PRIDE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13289 (Commission File Number)	76-0069030 (I.R.S. Employer Identification No.)

5847 San Felipe, Suite 3300 Houston, Texas (Address of principal executive offices)		77057 (Zip Code)

Registrant’s telephone number, including area code: (713) 789-1400

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

99.1	Rig contract status information posted to Pride’s website on April 30, 2004.

99.2	Press release issued by Pride dated April 30, 2004.

Item 9. Regulation FD Disclosure

     Pride is hereby furnishing information regarding the contract status of its rigs posted to its website on April 30, 2004. Such information is furnished as Exhibit 99.1 to this Current Report.

Item 12. Results of Operation and Financial Condition

     On April 30, 2004, Pride issued a press release with respect to its 2004 first quarter earnings. The press release is furnished as Exhibit 99.2 to this Current Report and incorporated by reference herein.

     The information furnished pursuant to Items 9 and 12, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed by Pride under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIDE INTERNATIONAL, INC.
By:	/s/ Nicolas J. Evanoff
Nicolas J. Evanoff
Vice President -- Corporate and Governmental Affairs

Date: April 30, 2004

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EXHIBIT INDEX

Exhibit
No.	Description
99.1	Rig contract status information posted to Pride’s website on April 30, 2004.

99.2	Press release issued by Pride dated April 30, 2004.